Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-1					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005			Data Current as of 05/05/2005 2:49:01 PM			PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				5/18/2005

2	Payment Date				5/20/2005

3	Collection Period			3/27/2005	4/30/2005	35

4	Monthly Interest Period- Actual			4/20/2005	5/19/2005	30

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	315,000,000.00	—	—	—	—
7	Class A-2 Notes	370,000,000.00	—	—	—	—
8	Class A-3 Notes	385,000,000.00	285,567,791.72	33,361,379.23	252,206,412.49	0.6550816
9	Class A-4 Notes	214,173,000.00	214,173,000.00	—	214,173,000.00	1.0000000
10	Certificates	29,559,766.00	29,559,766.00	—	29,559,766.00	1.0000000

11	Equals: Total Securities	$1,313,732,766.00	$529,300,557.72	$33,361,379.23	$495,939,178.49

12	Net Pool Balance	$1,334,414,493.82	$536,672,169.99		$502,895,309.88

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.0050%	—	—	—	—
14	Class A-2 Notes	1.1100%	—	—	—	—
15	Class A-3 Notes	1.4900%	354,580.01	1.2416667	33,715,959.24	118.0663934
16	Class A-4 Notes	1.9300%	344,461.58	1.6083333	344,461.58	1.6083333

	Equals: Total Securities		699,041.58		34,060,420.81

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					20,217,866.64
18	Scheduled Interest Payments Received					2,027,551.81
19	Prepayment of Principal Received					163,423.22
20	Liquidation Proceeds					13,121,763.97
21	Recoveries Received					236,945.08
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					35,767,550.72

24	Repurchased Receivables					—
25	Reserve Account Excess Amount (Item 85)					21,700.47

26	Total Available Funds, prior to Servicer Advances					35,789,251.19

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					35,789,251.19

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					35,789,251.19

D.	DISTRIBUTIONS
	Distribution Summary:

31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					441,083.80
33	Class A Noteholder Interest (Item 47)					699,041.58
34	Principal Distribution Amount (Item 72)					33,361,379.23
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustees					—

37	Remaining Funds to Certificateholder					1,287,746.58

Volkswagen Auto Loan Enhanced Trust 2003-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 4-30-2005	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	441,083.80	—	441,083.80

	Pro rate:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	354,580.01	—	354,580.01
42	Class A-4 Interest	344,461.58	—	344,461.58
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	699,041.58	—	699,041.58

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes		529,300,557.72
49	Beginning Net Pool Balance	536,672,169.99
50	Receipts of Schedule Principal	(20,217,866.64)
51	Receipts of Prepaid Principal	(163,423.22)
52	Liquidation Proceeds	(13,121,763.97)
53	Other Collections of Principal	—
54	Principal Amount of Repurchase	—
55	Principal Amount of Defaulted and Terminated Receivables	(273,806.28)

56	Ending Net Pool Balance	502,895,309.88
57	Yield Supplement Overcollateralization Amount	6,956,131.39	—

58	Adjusted Pool Balance	495,939,178.49	—
59	Less: Adjusted Pool Balance - End of Collection Period		495,939,178.49

60	Calculated Principal Distribution Amount		33,361,379.23

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)		35,789,251.19
62	Less: Payment Date Advance Reimbursement (Item 31)		—
63	Less: Servicing Fees Paid (Items 32)		441,083.80
64	Less: Interest Paid to Noteholders (Item 33)		699,041.58
65	Less: Calculated Principal Distribution (Item 60)		33,361,379.23

66	Equals: Remaining Available Funds before Servicer Advance		1,287,746.58
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and 67, else 0)		—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)		1,287,746.58
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)		—
71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)		—

72	Principal Distribution Amount (Item 60 - Available Funds shortfall + Reserve Account Draw Amt)		33,361,379.23

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance		—
74	Payment Date Advance Reimbursement		—
75	Additional Payment Advances for current period		—

76	Ending Balance of Payment Advance		—

Volkswagen Auto Lease Trust 2002-A
MONTHLY SERVICING REPORT
For the collection period ended April 2003	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,852,995.74
78	Initial Reserve Account Balance			6,568,663.83

79	Beginning Reserve Account Balance			9,852,995.74
80	Plus: Net Investment Income for the Collection Period			21,700.47

81	Subtotal: Reserve Fund Available for Distribution			9,874,696.21
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,874,696.21
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			21,700.47

86	Equals: Ending Reserve Account Balance			9,852,995.74

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G.	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current
88	Net Pool Balance		1,334,414,494	502,895,310
89	Number of Current Contracts		79,039	46,672
90	Weighted Average Loan Rate		4.21%	4.07%
91	Average Remaining Term		51.9	31.1
92	Average Original Term		55.6	58.5

	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance
93	Aggregate Outstanding Principal Balance of Charged Off Receivables		20	273,806
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Receivables Previously Charged Off			236,945

96	Net Principal Losses for Current Collection Period		20	36,861

97	Beginning Net Principal Losses		604	5,201,576
98	Net Principal Losses for Current Collection Period		20	36,861

99	Cumulative Net Principal Losses		624	5,238,437

		Percentage	Units	Outstanding Principal Balance
	Delinquencies Aging Profile - End of Period
100	Current	99.45%	46,426	500,149,721
101	31 - 90 Days Delinquent	0.50%	224	2,512,918
102	90+ Days Delinquent	0.05%	22	232,672

103	Total	100.00%	46,672	502,895,310